UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2023

JRSIS HEALTH CARE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-36758	46-4562047
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3/F Building A, Derun Yuan, No. 19 Changyi Road

Wuguishan, Zhongshan City, P.R. China 528458

(Address of Principal Executive Office) (Zip Code)

86-0760-88963658

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On December 13, 2023 the Board of Directors of JRSIS Health Care Corporation dismissed ARK Pro CPA & Co (“ARK Pro”) from its position as the principal independent accountant for JRSIS Health Care Corporation (the “Company”), effective immediately. The Company does not have an Audit Committee of the Board of Directors.

ARK Pro did not submit an audit report on the Company’s financial statements for any period.

During the period from July 20, 2023, when the Company engaged ARK Pro as its principal independent accountant, through December 13, 2023, there was no (i) disagreement between the Company and ARK Pro on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to its satisfaction, would have caused ARK Pro to make reference to the subject matter of such disagreement in connection with its report. During the same period, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company requested ARK Pro to furnish a letter addressed to the Securities Exchange Commission stating whether it agrees with the statements in this 8-K pertaining to ARK Pro. A copy of the letter is filed as an exhibit to this 8-K.

On December 13, 2023, the Company appointed the firm of HHC as its independent registered public accounting firm for the fiscal year ending December 31, 2023. At no time during the past two fiscal years or any subsequent period prior to December 13, 2023 did JRSIS Health Care Corporation consult with HHC regarding any matter of the sort described above with reference to ARK Pro, any issue relating to the financial statements of JRSIS Health Care Corporation, or the type of audit opinion that might be rendered for JRSIS Health Care Corporation

Item 9.01 Financial Statements and Exhibits

Exhibits

16	Letter from ARK Pro CPA & Co.
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JRSIS Health Care Corporation

Date: April 11, 2024	By:	/s/ Zhu Linhai
Zhu Linhai, Chief Executive Officer

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